Fourth Quarter 2011

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2011

Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights
Fourth Quarter 2011

Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

2011 Highlights

In 2011 WRIT acquired a record $360 million of income-producing property: 1140 Connecticut Avenue and 1227 25th Street, two office assets in downtown Washington, DC; Olney Village Center, a grocery-anchored shopping center in the heart of Olney, Maryland; Braddock Metro Center, a four-building office campus located at the Braddock Metro in Alexandria, Virginia; and John Marshall II, an office property situated on a future Metro stop in Tysons Corner, Virginia. WRIT also completed the sale of its entire industrial portfolio along with three non-strategic office assets for total proceeds of $409 million and GAAP gains of approximately $97 million. WRIT entered into two joint ventures to develop 430 multifamily units at two excellent locations in the Ballston neighborhood of Arlington, Virginia and also in Alexandria, Virginia. Construction is expected to commence on both sites in late 2012.

WRIT posted same-store GAAP rental rate growth of 2.1% in 2011 and executed 1 million square feet of commercial lease transactions.

On the capital side, WRIT replaced and expanded one of its two credit facilities, increasing its size from $262 million to $400 million with an accordion feature that allows WRIT to increase the facility to $600 million, subject to additional lender commitments. The new facility matures July 1, 2014 with a one-year extension option and bears interest at a rate of LIBOR plus a margin of 122.5 basis points based on WRIT's current credit rating.

Fourth Quarter 2011 Update

WRIT announced a joint venture with Trammell Crow Company to develop a 15-story, 270 unit high-rise apartment community in Alexandria, Virginia. The joint venture purchased the proposed development site, a one-acre parcel located at 1219 First Street in Old Town Alexandria, Virginia. The project is within walking distance of the Braddock Road Metro Station and is in close proximity to Braddock Metro Center, the 345,000 square foot office campus purchased by WRIT in September 2011. The total cost of the project is estimated to be $95 million, with a projected stabilized return on cost between 7.0% and 8.0%. WRIT is the 95% equity partner and Trammell Crow is the 5% sponsor/developer partner. Construction is projected to commence in fourth quarter 2012 and will take approximately 24 months to complete. Stabilization is estimated by first quarter 2016.

WRIT completed the final two sale transactions of its industrial portfolio disposition. The two transactions totaled $115.1 million of sales proceeds and included Northern Virginia Industrial Park II, 6100 Columbia Park Road, and Dulles Business Park.

WRIT signed commercial leases for 264,000 square feet with an average lease term of 4.8 years. The average rental rate increase on new and renewal leases was 7.9% on a GAAP basis and -4.0% on a cash basis. Commercial tenant improvement costs were $17.09 per square foot and leasing costs were $10.29 per square foot for the quarter.

As of December 31, 2011, WRIT owned a diversified portfolio of 71 properties totaling approximately 9 million square feet of commercial space and 2,540 residential units, and land held for development. These 71 properties consist of 26 office properties, 18 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Net Operating Income Contribution by Sector*
Fourth Quarter 2011

With investments in the office, medical office, retail and multifamily segments, WRIT is uniquely diversified. Management believes this balanced portfolio provides stability during market fluctuations in specific property types.

Net Operating Income Contribution by Sector

Medical Office, 15.3%
(1.3 million sq ft)
Retail, 18.7%
(2.4 million sq ft)
Multifamily, 15.9%
(2,540 units)
Office, 50.1%
(4.8 million sq ft)
Pharmacy
Harris Teeter

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2010 Form 10-K and third quarter 2011 Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
OPERATING RESULTS	12/31/2011	12/31/2010	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Real estate rental revenue	$289,527	$258,490	$76,708	$71,931	$71,684	$69,204	$65,364
Real estate expenses	(97,192)	(86,660)	(26,068)	(24,070)	(23,801)	(23,253)	(21,033)
	192,335	171,830	50,640	47,861	47,883	45,951	44,331

Real estate depreciation and amortization	(93,297)	(80,066)	(25,398)	(23,479)	(22,526)	(21,894)	(20,492)
Income from real estate	99,038	91,764	25,242	24,382	25,357	24,057	23,839

Other income	1,144	1,193	258	270	310	306	318
Acquisition costs	(3,607)	(1,161)	(36)	(1,600)	(322)	(1,649)	(709)
Gain from non-disposal activities	—	7	—	—	—	—	3
Real estate impairment	(14,526)	—	(14,526)	—	—	—	—
Gain (loss) on extinguishment of debt	(976)	(9,176)	(976)	—	—	—	(8,896)
Interest expense	(66,473)	(67,229)	(16,207)	(16,508)	(16,865)	(16,893)	(17,567)
General and administrative	(15,728)	(14,406)	(4,140)	(3,837)	(4,049)	(3,702)	(3,951)
Income (loss) from continuing operations	(1,128)	992	(10,385)	2,707	4,431	2,119	(6,963)
Discontinued operations:
Income from operations of properties sold or held for sale	10,153	14,968	631	3,655	3,298	2,569	3,921
Income tax benefit (expense)	(1,138)	—	—	35	(1,173)	—	—
Gain on sale of real estate	97,491	21,599	40,852	56,639	—	—	13,657
Income from discontinued operations	106,506	36,567	41,483	60,329	2,125	2,569	17,578

Net income	105,378	37,559	31,098	63,036	6,556	4,688	10,615
Less: Net income from noncontrolling interests	(494)	(133)	(409)	(28)	(34)	(23)	(24)
Net income attributable to the controlling interests	$104,884	$37,426	$30,689	$63,008	$6,522	$4,665	$10,591

Per Share Data:
Net income attributable to the controlling interests	$1.58	$0.60	$0.46	$0.95	$0.10	$0.07	$0.16

Fully diluted weighted average shares outstanding	65,982	62,264	66,069	66,064	65,989	65,907	64,536

Percentage of Revenues:
Real estate expenses	33.6%	33.5%	34.0%	33.5%	33.2%	33.6%	32.2%
General and administrative	5.4%	5.6%	5.4%	5.3%	5.6%	5.3%	6.0%

Ratios:
Adjusted EBITDA / Interest expense	2.9x	2.8x	3.0x	2.9x	3.0x	2.8x	2.7x
Income (loss) from continuing operations attributable to the controlling interest/Total real estate revenue	(0.4)%	0.4%	(13.5)%	3.8%	6.2%	3.1%	(10.7)%
Net income attributable to the controlling interest/Total real estate revenue	36.2%	14.5%	40.0%	87.6%	9.1%	6.7%	16.2%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2011		9/30/2011		6/30/2011		3/31/2011		12/31/2010
Assets
Land	$472,196		$472,812		$424,647		$424,647		$381,338
Income producing property	1,934,587		1,924,526		1,754,493		1,744,993		1,670,598
	2,406,783		2,397,338		2,179,140		2,169,640		2,051,936
Accumulated depreciation and amortization	(535,732)		(516,319)		(497,738)		(479,090)		(460,678)
Net income producing property	1,871,051		1,881,019		1,681,402		1,690,550		1,591,258
Development in progress, including land held for development	43,089		39,735		39,413		26,263		26,240
Total real estate held for investment, net	1,914,140		1,920,754		1,720,815		1,716,813		1,617,498

Investment in real estate held for sale, net	—		69,990		240,437		284,052		286,842
Cash and cash equivalents	12,765		40,751		42,886		12,480		78,767
Restricted cash	19,424		23,267		22,311		23,083		20,486
Rents and other receivables, net of allowance for doubtful accounts	53,828		52,396		48,472		46,864		44,280
Prepaid expenses and other assets	120,601		125,689		99,356		104,093		92,040
Other assets related to properties sold or held for sale	—		3,505		12,899		28,827		27,968
Total assets	$2,120,758		$2,236,352		$2,187,176		$2,216,212		$2,167,881

Liabilities and Equity
Notes payable	$657,470		$657,378		$659,934		$753,692		$753,587
Mortgage notes payable	427,710		428,909		360,493		361,189		361,860
Lines of credit/short-term note payable	99,000		193,000		245,000		160,000		100,000
Accounts payable and other liabilities	51,145		55,879		54,101		57,040		49,138
Advance rents	13,739		13,393		12,372		11,549		11,099
Tenant security deposits	8,862		8,751		8,027		8,024		7,390
Other liabilities related to properties sold or held for sale	—		19,229		24,528		24,902		23,949
Total Liabilities	1,257,926		1,376,539		1,364,455		1,376,396		1,307,023

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	662		661		661		660		659
Additional paid-in capital	1,138,478		1,136,240		1,133,823		1,130,297		1,127,825
Distributions in excess of net income	(280,096)		(281,930)		(316,134)		(293,860)		(269,935)
Accumulated other comprehensive income (loss)	—		(160)		(636)		(1,057)		(1,469)
Total shareholders' equity	859,044		854,811		817,714		836,040		857,080
Noncontrolling interests in subsidiaries	3,788		5,002		5,007		3,776		3,778
Total equity	862,832		859,813		822,721		839,816		860,858
Total liabilities and equity	$2,120,758		$2,236,352		$2,187,176		$2,216,212		$2,167,881

Total Debt / Total Market Capitalization	0.40	:1	0.41	:1	0.37	:1	0.39	:1	0.38	:1

Funds from Operations and Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2011	12/31/2010	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Funds from operations(1)
Net income attributable to the controlling interests	$104,884	$37,426	$30,689	$63,008	$6,522	$4,665	$10,591
Real estate depreciation and amortization	93,297	80,066	25,398	23,479	22,526	21,894	20,492
Gain from non-disposal activities	—	(7)	—	—	—	—	(3)
Discontinued operations:
Gain on sale of real estate	(97,091)	(21,599)	(40,452)	(56,639)	—	—	(13,657)
Income tax expense (benefit)	1,138	—	—	(35)	1,173	—	—
Real estate impairment	599	—	—	—	—	599	—
Real estate depreciation and amortization	7,231	15,680	—	943	2,933	3,355	3,699
Funds from operations (FFO)	$110,058	$111,566	$15,635	$30,756	$33,154	$30,513	$21,122
Loss (gain) on extinguishment of debt	976	9,176	976	—	—	—	8,896
Real estate impairment	14,526	—	14,526	—	—	—	—
Acquisition costs	3,607	1,161	36	1,600	322	1,649	709
Core FFO (1)	$129,167	$121,903	$31,173	$32,356	$33,476	$32,162	$30,727

Allocation to participating securities(2)	(712)	(144)	(186)	(385)	(38)	(46)	(47)

FFO per share - basic	$1.66	$1.79	$0.23	$0.46	$0.50	$0.46	$0.33
FFO per share - fully diluted	$1.66	$1.79	$0.23	$0.46	$0.50	$0.46	$0.33

Core FFO per share - fully diluted	$1.95	$1.96	$0.47	$0.48	$0.51	$0.49	$0.48

Funds available for distribution(1)
FFO	$110,058	$111,566	$15,635	$30,756	$33,154	$30,513	$21,122
Non-cash (gain)/loss on extinguishment of debt	—	3,202	—	—	—	—	2,922
Tenant improvements	(11,889)	(13,579)	(5,100)	(2,469)	(1,950)	(2,370)	(6,373)
Leasing commissions and incentives	(8,692)	(9,511)	(1,485)	(3,859)	(1,116)	(2,232)	(2,089)
Recurring capital improvements	(7,537)	(5,938)	(1,626)	(2,148)	(3,072)	(691)	(1,698)
Straight-line rent, net	(2,734)	(3,470)	(776)	(715)	(586)	(657)	(951)
Non-cash fair value interest expense	462	2,664	(53)	145	191	179	345
Non-real estate depreciation and amortization	3,733	3,969	845	1,126	888	874	889
Amortization of lease intangibles, net	(1,052)	(1,817)	(32)	(329)	(413)	(278)	(437)
Amortization and expensing of restricted share and unit compensation	5,580	5,852	1,459	1,376	1,488	1,257	1,553
Funds available for distribution (FAD)	$87,929	$92,938	$8,867	$23,883	$28,584	$26,595	$15,283
Cash loss (gain) on extinguishment of debt	976	5,974	976	—	—	—	5,974
Real estate impairment	14,526	—	14,526	—	—	—	—
Acquisition costs	3,607	1,161	36	1,600	322	1,649	709
Core FAD (1)	$107,038	$100,073	$24,405	$25,483	$28,906	$28,244	$21,966

Allocation to participating securities(2)	(712)	(144)	(186)	(385)	(38)	(46)	(47)

FAD per share - basic	$1.32	$1.49	$0.13	$0.36	$0.43	$0.40	$0.24
FAD per share - fully diluted	$1.32	$1.49	$0.13	$0.36	$0.43	$0.40	$0.24

Core FAD per share - fully diluted	$1.61	$1.60	$0.37	$0.38	$0.44	$0.43	$0.34

Common dividend per share	$1.7350	$1.7313	$0.4338	$0.4338	$0.4338	$0.4338	$0.4338

Average shares - basic	65,982	62,140	66,069	66,017	65,954	65,885	64,536
Average shares - fully diluted	65,982	62,264	66,069	66,064	65,989	65,907	64,536
(1) See "Supplemental Definitions" on page 28 of this supplemental for the definitions of FFO, Core FFO, FAD and Core FAD.
(2) Adjustment to the numerators for FFO, Core FFO, FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2011	12/31/2010	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$104,884	$37,426	$30,689	$63,008	$6,522	$4,665	$10,591
Add:
Interest expense, including discontinued operations	66,947	68,979	15,985	16,739	17,097	17,126	17,801
Real estate depreciation and amortization, including discontinued operations	100,528	95,746	25,398	24,422	25,459	25,249	24,191
Income tax expense (benefit)	1,146	—	—	(27)	1,173	—	—
Real estate impairment	15,125	—	14,526	—	—	599	—
Non-real estate depreciation	1,001	1,102	242	243	248	268	279
Less:
Gain on sale of real estate	(97,091)	(21,599)	(40,452)	(56,639)	—	—	(13,657)
Loss (gain) on extinguishment of debt	976	9,176	976	—	—	—	8,896
Gain from non-disposal activities	—	(7)	—	—	—	—	(3)

Adjusted EBITDA	$193,516	$190,823	$47,364	$47,746	$50,499	$47,907	$48,098

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands, except per share data)

	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Balances Outstanding

Secured
Conventional fixed rate	$427,710	$446,715	$378,469	$379,333	$380,171
Secured total	427,710	446,715	378,469	379,333	380,171
Unsecured
Fixed rate bonds and notes	657,470	657,378	659,934	753,692	753,587
Credit facility	99,000	193,000	245,000	160,000	100,000
Unsecured total	756,470	850,378	904,934	913,692	853,587
Total	$1,184,180	$1,297,093	$1,283,403	$1,293,025	$1,233,758

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%
Secured total	5.9%	5.9%	5.9%	5.9%	5.9%
Unsecured
Fixed rate bonds	5.4%	5.4%	5.4%	5.4%	5.4%
Credit facilities	0.9%	2.1%	1.4%	1.8%	2.5%
Unsecured total	4.8%	4.6%	4.3%	4.8%	5.1%
Average	5.2%	5.1%	4.8%	5.1%	5.4%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $4.5 million and $2.5 million, respectively.

Long Term Debt Analysis (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2012	$27,000	$50,000	74,000	$151,000	3.0%
2013	87,580	60,000	—	147,580	5.4%
2014	3,724	100,000	25,000	128,724	4.6%
2015	22,390	150,000	—	172,390	5.4%
2016	134,943	—	—	134,943	5.7%
2017	104,953	—	—	104,953	7.2%
2018	3,277	—	—	3,277	5.1%
2019	34,060	—	—	34,060	5.3%
2020	2,818	250,000	—	252,818	5.1%
2021	2,997	—	—	2,997	5.1%
2022	3,187	—	—	3,187	5.1%
Thereafter	5,256	50,000	—	55,256	7.2%
Total maturities	$432,185	$660,000	$99,000	$1,191,185	5.2%

Weighted average maturity = 5.0 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended December 31, 2011	Covenant	Quarter Ended December 31, 2011	Covenant	Quarter Ended December 31, 2011	Covenant

% of Total Indebtedness to Total Assets(1)	41.0%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.1	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	14.8%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.8	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$1.1 billion	≥ $808.6 million	$843.0 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	50.3%	≤ 60.0%	48.7%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	17.1%	≤ 35.0%	16.6%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.58	≥ 1.75	2.58	≥ 1.50
Ratio of Unencumbered Pool Value(8) to Unsecured Indebtedness	N/A	N/A	2.47	≥ 1.67	2.48	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A	N/A	3.56	≥ 2.00
% of Development in Progress to Gross Asset Value(5)	N/A	N/A	1.7%	≤ 30.0%	N/A	N/A
% of Non-Wholly Owned Assets(7) to Gross Asset Value(5)	N/A	N/A	0.8%	≤ 15.0%	N/A	N/A
Ratio of Investments(9) to Gross Asset Value(5)	N/A	N/A	N/A	N/A	1.7%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(8) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and, for Unsecured Line of Credit #1 only, development in progress.

(9) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	12/31/2011		9/30/2011		6/30/2011		3/31/2011		12/31/2010
Market Data

Shares Outstanding	66,265		66,066		66,017		65,941		65,870
Market Price per Share	$27.35		$28.18		$32.52		$31.09		$30.99
Equity Market Capitalization	$1,812,348		$1,861,740		$2,146,873		$2,050,106		$2,041,311

Total Debt	$1,184,180		$1,297,093		$1,283,403		$1,293,025		$1,233,758
Total Market Capitalization	$2,996,528		$3,158,833		$3,430,276		$3,343,131		$3,275,069

Total Debt to Market Capitalization	0.40	:1	0.41	:1	0.37	:1	0.39	:1	0.38	:1

Earnings to Fixed Charges(1)	0.3x		1.1x		1.3x		1.1x		0.6x
Debt Service Coverage Ratio(2)	2.7x		2.7x		2.8x		2.6x		2.5x

Dividend Data

Total Dividends Paid	$28,669		$28,641		$28,621		$28,587		$28,438
Common Dividend per Share	$0.43		$0.43		$0.43		$0.43		$0.43
Payout Ratio (Core FFO per share basis)	92.3%		90.4%		85.0%		88.5%		90.4%
Payout Ratio (Core FAD per share basis)	117.2%		114.1%		98.6%		100.9%		127.6%
Payout Ratio (FAD per share basis)	333.7%		120.5%		100.9%		108.4%		180.7%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2011 vs. 2010

	Three Months Ended December 31, (1)				Twelve Months Ended December 31, (2)
	2011	2010	% Change	Rental Rate Growth	2011	2010	% Change	Rental Rate Growth

Cash Basis:
Multifamily	$7,838	$7,386	6.1%	4.6%	$30,464	$28,550	6.7%	4.0%
Office Buildings	20,209	20,006	1.0%	1.9%	75,398	74,157	1.7%	2.1%
Medical Office Buildings	7,483	7,643	(2.1)%	3.1%	30,022	29,924	0.3%	3.2%
Retail Centers	7,080	7,353	(3.7)%	2.7%	28,716	29,808	(3.7)%	1.5%
Overall Same-Store Portfolio	$42,610	$42,388	0.5%	2.7%	$164,600	$162,439	1.3%	2.6%

GAAP Basis:
Multifamily	$8,033	$7,589	5.9%	4.5%	$31,262	$29,356	6.5%	4.0%
Office Buildings	20,631	20,930	(1.4)%	0.7%	77,187	77,818	(0.8)%	1.0%
Medical Office Buildings	7,707	7,877	(2.2)%	2.9%	30,983	30,744	0.8%	3.4%
Retail Centers	6,953	7,507	(7.4)%	2.2%	28,849	30,196	(4.5)%	1.5%
Overall Same-Store Portfolio	$43,324	$43,903	(1.3)%	2.0%	$168,281	$168,114	0.1%	2.1%
(1) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.
Retail - Gateway Overlook, Olney Village Center.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office - Dulles Station, Phase I.
Industrial/Office - Industrial Portfolio (see Supplemental Definitions for list of properties).

(2) Non same-store properties were:
Acquisitions:
Office - Quantico Corporate Center, 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.
Retail - Gateway Overlook, Olney Village Center.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office - Parklawn Plaza, Lexington, Saratoga, Ridges, and Dulles Station, Phase I.
Industrial/Office - Charleston, Ammendale I & II, Amvax, and the Industrial Portfolio (see Supplemental Definitions for list of properties).

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,906	$31,111	$11,057	$10,218	$—	—	$65,292
Non same-store - acquired and in development(1)	—	7,898	199	3,319	—	—	11,416
Total	12,906	39,009	11,256	13,537	—	—	76,708

Real estate expenses
Same-store portfolio	4,873	10,480	3,350	3,265	—	—	21,968
Non same-store - acquired and in development(1)	—	3,174	146	780	—	—	4,100
Total	4,873	13,654	3,496	4,045	—	—	26,068

Net Operating Income (NOI)
Same-store portfolio	8,033	20,631	7,707	6,953	—	—	43,324
Non same-store - acquired and in development(1)	—	4,724	53	2,539	—	—	7,316
Total	$8,033	$25,355	$7,760	$9,492	$—	—	$50,640

Same-store portfolio NOI GAAP basis (from above)	$8,033	$20,631	$7,707	$6,953	$—	—	$43,324
Straight-line revenue, net for same-store properties	(3)	(387)	(145)	129	—	—	(406)
FAS 141 Min Rent	(192)	(155)	(89)	(78)	—	—	(514)
Amortization of lease intangibles for same-store properties	—	120	10	76	—	—	206
Same-store portfolio NOI, cash basis	$7,838	$20,209	$7,483	$7,080	$—	—	$42,610

Reconciliation of NOI to net income
Total NOI	$8,033	$25,355	$7,760	$9,492	$—	—	$50,640
Other income	—	—	—	—	—	258	258
Acquisition costs	—	—	—	—	—	(36)	(36)
Interest expense	(1,717)	(3,077)	(1,188)	(611)	—	(9,614)	(16,207)
Depreciation and amortization	(3,175)	(14,611)	(3,856)	(3,539)	—	(217)	(25,398)
General and administrative	—	—	—	—	—	(4,140)	(4,140)
Real estate impairment	—	—	—	—	—	(14,526)	(14,526)
Loss of Extinguishment of debt	—	—	—	—	—	(976)	(976)
Gain on non disposal	—	—	—	—	—	—	—
Discontinued operations(2)	—	10	—	—	621	—	631
Income tax benefit (expense)	—	—	—	—	—	—	—
Gain on sale of real estate	—	—	—	—	—	40,852	40,852
Net Income	3,141	7,677	2,716	5,342	621	11,601	31,098
Net income attribuatble to noncontrolling interests	—	—	—	—	—	(409)	(409)
Net income attributable to the controlling interests	$3,141	$7,677	$2,716	$5,342	$621	$11,192	$30,689
(1) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.
Retail - Gateway Overlook, Olney Village Center.
Medical Office - Lansdowne Medical Office Building.

(2) Discontinued operations included the following held for sale and sold properties:
Office - Dulles Station, Phase I and The Ridges
Industrial/Office - Ammendale I & II, Amvax and Industrial Portfolio (see Supplemental Definitions for list of properties).

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,407	$31,187	$11,279	$9,810	$—	—	$64,683
Non same-store - acquired and in development(1)	—	—	54	627	—	—	681
Total	12,407	31,187	11,333	10,437	—	—	65,364

Real estate expenses
Same-store portfolio	4,818	10,257	3,402	2,303	—	—	20,780
Non same-store - acquired and in development(1)	—	—	123	130	—	—	253
Total	4,818	10,257	3,525	2,433	—	—	21,033

Net Operating Income (NOI)
Same-store portfolio	7,589	20,930	7,877	7,507	—	—	43,903
Non same-store - acquired and in development(1)	—	—	(69)	497	—	—	428
Total	$7,589	$20,930	$7,808	$8,004	$—	—	$44,331

Same-store portfolio NOI GAAP basis (from above)	$7,589	$20,930	$7,877	$7,507	$—	—	$43,903
Straight-line revenue, net for same-store properties	(12)	(680)	(145)	(89)	—	—	(926)
FAS 141 Min Rent	(191)	(293)	(98)	(80)	—	—	(662)
Amortization of lease intangibles for same-store properties	—	49	9	15	—	—	73
Same-store portfolio NOI, cash basis	$7,386	$20,006	$7,643	$7,353	$—	—	$42,388

Reconciliation of NOI to net income
Total NOI	$7,589	$20,930	$7,808	$8,004	$—	—	$44,331
Other income	—	—	—	—	—	318	318
Acquisition costs	—	—	—	—	—	(709)	(709)
Interest expense	(1,725)	(2,270)	(1,347)	(322)	—	(11,903)	(17,567)
Depreciation and amortization	(3,312)	(10,945)	(3,939)	(1,971)	—	(325)	(20,492)
General and administrative	—	—	—	—	—	(3,951)	(3,951)
Loss on extinguishment of debt	—	—	—	—	—	(8,896)	(8,896)
Gain from non-disposal activities	—	—	—	—	—	3	3
Discontinued operations(2)	—	607	—	—	3,314	—	3,921
Gain on sale of real estate	—	—	—	—	—	13,657	13,657
Net income	2,552	8,322	2,522	5,711	3,314	(11,806)	10,615
Net income attributable to noncontrolling interests	—	—	—	—	—	(24)	(24)
Net income attributable to the controlling interests	$2,552	$8,322	$2,522	$5,711	$3,314	$(11,830)	$10,591

(1) Non same-store properties were:
Acquisitions:
Office - Quantico Corporate Center
Retail - Gateway Overlook
Medical Office - Lansdowne Medical Office Building.

(2) Discontinued operations included the following held for sale and sold properties:
Office - Dulles Station, Phase I and The Ridges
Industrial/Office - Ammendale I & II, Amvax and the Industrial Portfolio (see Supplemental Definitions for list of properties).

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$50,979	$117,161	$44,627	$40,872	$—	—	$253,639
Non same-store - acquired and in development [1]	—	25,709	630	9,549	—	—	35,888
Total	50,979	142,870	45,257	50,421	—	—	289,527

Real estate expenses
Same-store portfolio	19,717	39,974	13,644	12,023	—	—	85,358
Non same-store - acquired and in development [1]	—	8,986	598	2,250	—	—	11,834
Total	19,717	48,960	14,242	14,273	—	—	97,192

Net Operating Income (NOI)
Same-store portfolio	31,262	77,187	30,983	28,849	—	—	168,281
Non same-store - acquired and in development [1]	—	16,723	32	7,299	—	—	24,054
Total	$31,262	$93,910	$31,015	$36,148	$—	—	$192,335

Same-store portfolio NOI GAAP basis (from above)	$31,262	$77,187	$30,983	$28,849	$—	—	$168,281
Straight-line revenue, net for same-store properties	(32)	(1,111)	(617)	84	—	—	(1,676)
FAS 141 Min Rent	(766)	(1,164)	(383)	(342)	—	—	(2,655)
Amortization of lease intangibles for same-store properties	—	486	39	125	—	—	650
Same-store portfolio NOI, cash basis	$30,464	$75,398	$30,022	$28,716	$—	—	$164,600

Reconciliation of NOI to Net Income
Total NOI	$31,262	$93,910	$31,015	$36,148	$—	—	$192,335
Other income	—	—	—	—	—	1,144	1,144
Acquisition costs	—	—	—	—	—	(3,607)	(3,607)
Interest expense	(6,824)	(9,957)	(5,071)	(1,653)	—	(42,968)	(66,473)
Depreciation and amortization	(12,620)	(51,644)	(15,483)	(12,158)	—	(1,392)	(93,297)
General and administrative	—	—	—	—	—	(15,728)	(15,728)
Real estate impairment	—	—	—	—	—	(14,526)	(14,526)
Gain (loss) on extinguishment of debt	—	—	—	—	—	(976)	(976)
Gain on non disposal	—	—	—	—	—	—	—
Discontinued operations [2]	—	107	—	—	10,046	—	10,153
Gain on sale of real estate	—	—	—	—	—	97,491	97,491
Income tax expense on sale of real estate	—	—	—	—	—	(1,138)	(1,138)
Net Income	11,818	32,416	10,461	22,337	10,046	18,300	105,378
Net income attributable to noncontrolling interests	$—	$—	$—	$—	$—	$(494)	$(494)
Net income attributable to the controlling interests	11,818	32,416	10,461	22,337	10,046	17,806	104,884
(1) Non same-store properties were:
Acquisitions:
Office - Quantico Corporate Center, 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.
Retail - Gateway Overlook, Olney Village Center.
Medical Office - Lansdowne Medical Office Building.

(2) Discontinued operations included the following held for sale and sold properties:
Office - Parklawn Plaza, Saratoga , Lexington, The Ridges, Dulles Station, Phase I.
Industrial/Office - Charleston Business Center, Ammendale I&II, Amvax and the Industrial Portfolio (see Supplemental Definitions for list of properties).

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	48,599	118,913	44,949	40,376	—	—	252,837
Non same-store - acquired and in development [1]	—	4,947	79	627	—	—	5,653
Total	48,599	123,860	45,028	41,003	—	—	258,490

Real estate expenses
Same-store portfolio	19,243	41,095	14,205	10,180	—	—	84,723
Non same-store - acquired and in development [1]	—	1,297	510	130	—	—	1,937
Total	19,243	42,392	14,715	10,310	—	—	86,660

Net Operating Income (NOI)
Same-store portfolio	29,356	77,818	30,744	30,196	—	—	168,114
Non same-store - acquired and in development [1]	—	3,650	(431)	497	—	—	3,716
Total	29,356	81,468	30,313	30,693	—	—	171,830

Same-store portfolio NOI GAAP basis (from above)	29,356	77,818	30,744	30,196	—	—	168,114
Straight-line revenue, net for same-store properties	(40)	(2,208)	(447)	(109)	—	—	(2,804)
FAS 141 Min Rent	(766)	(1,607)	(401)	(323)	—	—	(3,097)
Amortization of lease intangibles for same-store properties	—	154	28	44	—	—	226
Same-store portfolio NOI, cash basis	28,550	74,157	29,924	29,808	—	—	162,439

Reconciliation of NOI to Net Income
Total NOI	29,356	81,468	30,313	30,693	—	—	171,830
Other income	—	—	—	—	—	1,193	1,193
Acquisition costs	—	—	—	—	—	(1,161)	(1,161)
Interest expense	(6,853)	(9,039)	(5,391)	(1,287)	—	(44,659)	(67,229)
Depreciation and amortization	(13,635)	(42,301)	(15,514)	(7,314)	—	(1,302)	(80,066)
General and administrative	—	—	—	—	—	(14,406)	(14,406)
Gain (loss) on extinguishment of debt	—	—	—	—	—	(9,176)	(9,176)
Gain on non disposal	—	—	—	—	—	7	7
Discontinued operations [2]	—	1,968	—	—	13,000	—	14,968
Gain on sale of real estate	—	—	—	—	—	21,599	21,599
Income tax expense on sale of real estate	—	—	—	—	—	—	—
Net Income	8,868	32,096	9,408	22,092	13,000	(47,905)	37,559
Net income attributable to noncontrolling interests	—	—	—	—	—	(133)	(133)
Net income attributable to the controlling interests	8,868	32,096	9,408	22,092	13,000	(48,038)	37,426

1) Non same-store properties were:
Acquisitions:
Office - Quantico Corporate Center
Retail - Gateway Overlook
Medical Office - Lansdowne Medical Office Building.

(2) Discontinued operations included the following held for sale and sold properties:
Office - Parklawn Plaza, Saratoga , Lexington, The Ridges, Dulles Station, Phase I.
Industrial/Office - Charleston Business Center, Ammendale I&II, Amvax and the Industrial Portfolio (see Supplemental Definitions for list of properties).

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of Q4 2011 GAAP NOI	Percentage of YTD 2011 GAAP NOI		Percentage of Q4 2011 GAAP NOI	Percentage of YTD 2011 GAAP NOI

DC			Inside the Beltway
Multifamily	3.8%	4.0%	Multifamily	15.0%	15.4%
Office	17.6%	19.2%	Office	27.0%	26.5%
Medical Office	1.7%	1.9%	Medical Office	3.0%	3.2%
Retail	0.7%	0.7%	Retail	6.3%	6.6%
	23.8%	25.8%		51.3%	51.7%

Maryland			Outside the Beltway
Multifamily	2.6%	2.5%	Multifamily	0.8%	0.9%
Office	11.5%	12.4%	Office	23.1%	22.2%
Medical Office	4.4%	4.6%	Medical Office	12.3%	13.0%
Retail	12.9%	12.3%	Retail	12.5%	12.2%
	31.4%	31.8%		48.7%	48.3%

Virginia			Total Portfolio	100.0%	100.0%
Multifamily	9.5%	9.8%
Office	21.0%	17.2%
Medical Office	9.2%	9.6%
Retail	5.1%	5.8%
	44.8%	42.4%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Multifamily	94.9%	94.0%	95.6%	95.3%	95.7%
Office Buildings	88.8%	88.1%	88.4%	89.3%	89.4%
Medical Office Buildings	90.6%	91.3%	91.7%	93.5%	93.8%
Retail Centers	93.0%	91.8%	92.3%	92.2%	92.5%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	91.3%	90.7%	91.3%	91.8%	92.1%

	Physical Occupancy - All Properties
Sector	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Multifamily	94.9%	94.0%	95.6%	95.3%	95.7%
Office Buildings	89.0%	88.6%	88.1%	89.1%	89.4%
Medical Office Buildings	86.5%	87.2%	87.3%	88.3%	88.5%
Retail Centers	93.3%	92.3%	92.0%	92.0%	92.1%
Industrial / Flex	—%	75.4%	78.4%	80.2%	78.6%

Overall Portfolio	90.8%	89.0%	87.7%	88.5%	88.3%

(1) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.
Retail - Gateway Overlook, Olney Village Center.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office - The Ridges.
Industrial/Office - Ammendale I & II, Amvax and the Industrial Portfolio (see Supplemental Definitions for list of properties).

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Multifamily	94.2%	94.1%	94.9%	94.8%	95.5%
Office Buildings	89.8%	89.2%	90.2%	90.3%	89.7%
Medical Office Buildings	92.4%	92.8%	94.0%	94.2%	94.5%
Retail Centers	92.3%	92.0%	92.3%	92.3%	91.4%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	91.5%	91.2%	92.1%	92.1%	91.9%

	Economic Occupancy - All Properties
Sector	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Multifamily	94.2%	94.1%	94.9%	94.8%	95.5%
Office Buildings	89.4%	88.5%	89.7%	90.7%	90.0%
Medical Office Buildings	89.5%	89.9%	90.5%	90.5%	90.3%
Retail Centers	93.0%	92.3%	92.3%	92.0%	91.4%
Industrial / Flex	79.3%	80.8%	81.9%	81.4%	81.9%

Overall Portfolio	90.8%	89.5%	90.2%	90.5%	90.2%

(1) Non same-store properties were:
Acquisitions:
Office - 140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.
Retail - Gateway Overlook, Olney Village Center.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office - The Ridges.
Industrial/Office - Ammendale I & II, Amvax and the Industrial Portfolio (see Supplemental Definitions for list of properties).

Commercial Leasing Summary

	4th Quarter 2011		3rd Quarter 2011		2nd Quarter 2011		1st Quarter 2011		4th Quarter 2010
Gross Leasing Square Footage
Office Buildings	175,032		152,900		160,318		138,083		125,367
Medical Office Buildings	65,162		29,070		61,374		43,355		7,136
Retail Centers	23,375		59,910		38,482		78,669		97,055
Total	263,569		241,880		260,174		260,107		229,558
Weighted Average Term (yrs)
Office Buildings	4.8		4.3		7.5		3.6		5.4
Medical Office Buildings	4.4		4.9		5.5		6.0		3.9
Retail Centers	5.9		5.9		8.2		4.5		8.4
Total	4.8		4.7		7.1		4.3		6.6

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$30.22	$31.94	$36.04	$37.87	$25.59	$26.66	$31.41	$32.26	$28.72	$30.30
Medical Office Buildings	34.70	37.70	34.63	36.79	30.74	32.36	32.91	34.90	35.53	37.37
Retail Centers	22.12	23.02	14.14	17.39	23.67	24.20	15.64	15.91	15.50	16.13
Total	$30.61	$32.57	$30.19	$32.41	$26.53	$27.65	$26.89	$27.76	$23.34	$24.53

Rate on new leases
Office Buildings	$31.38	$29.66	$39.53	$37.76	$29.06	$26.64	$30.97	$29.91	$31.39	$29.41
Medical Office Buildings	38.91	37.13	37.76	35.79	36.13	33.64	37.24	34.76	37.41	36.05
Retail Centers	28.89	26.86	18.56	21.96	25.88	24.34	16.48	16.30	21.79	20.41
Total	$33.02	$31.26	$33.71	$33.24	$30.25	$27.96	$27.63	$26.60	$27.52	$25.81

Percentage Increase
Office Buildings	3.82%	(7.15)%	9.69%	(0.30)%	13.58%	(0.10)%	(1.40)%	(7.30)%	9.31%	(2.93)%
Medical Office Buildings	12.14%	(1.51)%	9.04%	(2.70)%	17.51%	3.96%	13.14%	(0.41)%	5.28%	(3.53)%
Retail Centers	30.63%	16.71%	31.29%	26.25%	9.34%	0.60%	5.39%	2.42%	40.57%	26.50%
Total	7.87%	(4.04)%	11.66%	2.56%	14.06%	1.13%	2.76%	(4.17)%	17.90%	5.22%

Commercial Leasing Summary Tenant Improvements and Leasing Costs

	4th Quarter 2011		3rd Quarter 2011		2nd Quarter 2011		1st Quarter 2011		4th Quarter 2010

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$3,691,099	$21.09	$2,067,782	$13.52	$3,019,025	$18.83	$535,261	$3.88	$2,461,268	$19.63
Medical Office Buildings	788,535	12.10	112,145	3.86	893,785	14.56	384,334	8.86	86,937	12.18
Retail Centers	25,740	1.10	1,424,151	23.77	265,135	6.89	—	—	288,110	2.97
Subtotal	$4,505,374	$17.09	$3,604,078	$14.90	$4,177,945	$16.06	$919,595	$3.54	$2,836,315	$12.36

Leasing Costs
Office Buildings	$2,133,927	$12.19	$1,596,565	$10.44	$2,189,912	$13.66	$582,007	$4.21	$1,478,762	$11.80
Medical Office Buildings	400,976	6.15	206,298	7.10	716,648	11.68	530,073	12.23	21,352	2.99
Retail Centers	178,127	7.62	504,673	8.42	269,557	7.00	77,260	0.98	416,203	4.29
Subtotal	$2,713,030	$10.29	$2,307,536	$9.54	$3,176,117	$12.21	$1,189,340	$4.57	$1,916,317	$8.35

Tenant Improvements and Leasing Costs
Office Buildings	$5,825,026	$33.28	$3,664,347	$23.96	$5,208,937	$32.49	$1,117,268	$8.09	$3,940,030	$31.43
Medical Office Buildings	1,189,511	18.25	318,443	10.96	1,610,433	26.24	914,407	21.09	108,289	15.17
Retail Centers	203,867	8.72	1,928,824	32.19	534,692	13.89	77,260	0.98	704,313	7.26
Total	$7,218,404	$27.38	$5,911,614	$24.44	$7,354,062	$28.27	$2,108,935	$8.11	$4,752,632	$20.71

10 Largest Tenants - Based on Annualized Rent December 31, 2011

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	42	5.09%	210,354	2.90%
General Services Administration	6	34	2.99%	170,834	2.36%
Advisory Board Company	1	89	2.89%	180,925	2.49%
L-3 Services, Inc.	1	66	2.34%	147,468	2.03%
Booz Allen Hamilton, Inc.	1	49	2.29%	222,989	3.07%
Patton Boggs LLP	1	64	2.05%	110,566	1.52%
INOVA Health System	7	49	2.02%	111,758	1.54%
Sunrise Assisted Living, Inc.	1	21	1.63%	115,289	1.59%
Children's Hospital	3	82	1.27%	77,858	1.07%
General Dynamics	2	30	1.20%	88,359	1.22%
Total/Weighted Average		52	23.77%	1,436,400	19.79%

Industry Diversification December 31, 2011

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific, and Technical Services	$69,044,262	32.08%	2,236,181	30.55%
Ambulatory Health Care Services	38,216,211	17.76%	1,120,210	15.30%
Credit Intermediation and Related Activities	16,294,351	7.57%	323,302	4.42%
Executive, Legislative, and Other General Government Support	9,563,760	4.45%	286,016	3.91%
Food Services and Drinking Places	8,208,114	3.82%	266,556	3.64%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	7,871,815	3.66%	223,382	3.05%
Food and Beverage Stores	5,995,726	2.79%	340,857	4.66%
Educational Services	5,931,048	2.76%	205,119	2.80%
Nursing and Residential Care Facilities	4,167,926	1.94%	117,711	1.61%
Administrative and Support Services	3,648,428	1.70%	103,005	1.41%
Miscellaneous Store Retailers	3,312,480	1.54%	174,887	2.39%
Health and Personal Care Stores	3,284,261	1.53%	101,043	1.38%
Clothing and Clothing Accessories Stores	3,096,308	1.44%	158,694	2.17%
Broadcasting (except Internet)	3,095,049	1.44%	87,691	1.20%
Furniture and Home Furnishings Stores	2,859,417	1.33%	140,497	1.92%
Electronics and Appliance Stores	2,635,406	1.22%	159,925	2.19%
Personal and Laundry Services	2,641,688	1.23%	85,543	1.17%
Hospitals	2,492,819	1.16%	70,298	0.96%
Sporting Goods, Hobby, Book, and Music Stores	2,478,297	1.15%	157,094	2.15%
General Merchandise Stores	1,839,527	0.86%	221,502	3.03%
Real Estate	1,721,734	0.80%	59,720	0.82%
Amusement, Gambling, and Recreation Industries	1,357,485	0.63%	78,946	1.08%
Transportation Equipment Manufacturing	1,211,231	0.56%	39,989	0.55%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,190,580	0.55%	44,232	0.60%
Printing and Related Support Activities	1,157,972	0.54%	50,727	0.69%
Computer and Electronic Product Manufacturing	1,144,504	0.53%	40,684	0.56%
Insurance Carriers and Related Activities	919,534	0.43%	33,739	0.46%
Publishing Industries (except Internet)	775,168	0.36%	24,415	0.33%
Merchant Wholesalers, Durable Goods	711,291	0.33%	41,421	0.57%
Motor Vehicle and Parts Dealers	641,969	0.30%	39,895	0.55%
Social Assistance	581,689	0.27%	19,869	0.27%
Building Material and Garden Equipment and Supplies Dealers	546,917	0.25%	28,059	0.38%
Construction of Buildings	508,632	0.24%	19,070	0.26%
Merchant Wholesalers, Nondurable Goods	450,766	0.21%	27,786	0.38%
Other	5,545,042	2.57%	189,929	2.59%
Total	$215,141,407	100.00%	7,317,994	100.00%

Lease Expirations December 31, 2011

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2012	93	401,712	10.01%	$13,121,802	$32.66	9.09%
2013	92	472,377	11.77%	14,884,900	31.51	10.31%
2014	94	762,536	19.00%	26,174,645	34.33	18.13%
2015	80	552,217	13.76%	22,523,910	40.79	15.60%
2016	77	574,380	14.31%	17,827,213	31.04	12.35%
2017 and thereafter	118	1,250,530	31.15%	49,840,482	39.86	34.52%
	554	4,013,752	100.00%	$144,372,952	$35.97	100.00%

Medical Office:
2012	52	153,783	13.80%	$5,524,618	$35.92	12.57%
2013	58	172,431	15.47%	6,040,863	35.03	13.74%
2014	46	142,382	12.77%	5,599,616	39.33	12.74%
2015	29	97,754	8.77%	3,708,132	37.93	8.44%
2016	40	135,565	12.16%	5,247,115	38.71	11.94%
2017 and thereafter	100	412,662	37.03%	17,831,008	43.21	40.57%
	325	1,114,577	100.00%	$43,951,352	$39.43	100.00%

Retail:
2012	71	178,809	8.55%	$4,693,872	$26.25	10.29%
2013	46	410,729	19.64%	6,356,853	15.48	13.94%
2014	31	132,065	6.31%	2,825,571	21.40	6.20%
2015	34	299,173	14.30%	5,953,691	19.90	13.06%
2016	22	189,965	9.08%	3,945,257	20.77	8.65%
2017 and thereafter	98	880,835	42.12%	21,827,781	24.78	47.86%
	302	2,091,576	100.00%	$45,603,025	$21.80	100.00%

Total:
2012	216	734,304	10.17%	$23,340,292	$31.79	9.98%
2013	196	1,055,537	14.62%	27,282,616	25.85	11.66%
2014	171	1,036,983	14.36%	34,599,832	33.37	14.79%
2015	143	949,144	13.15%	32,185,733	33.91	13.76%
2016	139	899,910	12.46%	27,019,585	30.02	11.55%
2017 and thereafter	316	2,544,027	35.24%	89,499,271	35.18	38.26%
	1,181	7,219,905	100.00%	$233,927,329	$32.40	100.00%

Note: Lease expiration data exclude properties classified as sold or held for sale.
* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

2011 Acquisition and Disposition Summary December 31, 2011 ($'s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	12/31/2011 Leased Percentage	Investment
1140 Connecticut Avenue	Washington, DC	January 11, 2011	184,000	99%	86%	$80,250
1227 25th Street	Washington, DC	March 30, 2011	130,000	72%	72%	47,000
650 North Glebe Road (1)	Arlington, Virginia	June 15, 2011	land for development	N/A	N/A	11,800
Olney Village Center	Olney, Maryland	August 30, 2011	199,000	99%	100%	58,000
Braddock Metro Center	Alexandria, Virginia	September 13, 2011	345,000	92%	92%	101,000
John Marshall II	Tysons Corner, Virginia	September 15, 2011	223,000	100%	100%	73,500
1219 First Street (2)	Alexandria, Virginia	11/23/2011	land for development	N/A	N/A	13,850
		Total	1,081,000			$385,400

Disposition Summary

		Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
Dulles Station, Phase I	Herndon, VA	April 5, 2011	Office	180,000	$58,800	$—
Industrial Portfolio (3)	Various locations	Various dates	Industrial/ Office	3,092,000	$350,900	$97,491
				3,272,000	$409,700	$97,491

(1) Acquisition of 37,000 square feet of land in a joint venture to develop an apartment community. WRIT is a 90% owner of the joint venture.

(2) Acquisition of one acre of land in a joint venture to develop an apartment community. WRIT is a 95% owner of the joint venture.

(3) The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. On September 1, 2011 we closed on Phase I of the sale consisting of the two office properties and 8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road. On October 3, 2011 we closed on Phase II of the sale, consisting of Northern Virginia Industrial Park II. On November 1, 2011 we closed on Phase III of the sale, consisting of 6100 Columbia Park Road and Dulles Business Park I and II.

Schedule of Properties December 31, 2011

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	98,000
51 Monroe Street	Rockville, MD	1979	1975	218,000
515 King Street	Alexandria, VA	1992	1966	73,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	533,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	94,000
Courthouse Square	Alexandria, VA	2000	1979	114,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	262,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	130,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	275,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center	Pikesville, MD	2007	1989	75,000
2000 M Street	Washington, DC	2007	1971	239,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	185,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Subtotal				4,793,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	73,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	89,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	114,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	112,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	123,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	85,000
Subtotal				1,311,000

Schedule of Properties (continued) December 31, 2011

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	198,000
Subtotal				2,449,000

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 (2)	158,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,139,000

TOTAL				10,692,000

* Multifamily buildings are presented in gross square feet.
(1) Development on approximately 60,000 square feet of the center was completed in December 2006.
(2) A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions December 31, 2011

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) real estate impairment not excluded from FFO and (3) costs related to the acquisition of properties, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, and (7) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) real estate imapirments not excluded from FAD and (3) costs related to the acquisition of properties. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. We executed the sale in three phases. Phase I of the Industrial Portfolio sale closed on September 2, 2011 consisting of industrial properties (8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road) and two office properties (Crescent and Albemarle Point). On October 3, 2011 we closed on Phase II of the Industrial Portfolio sale, consisting of Northern Virginia Industrial Park II. We closed on Phase III of the Industrial Portfolio sale on November 1, 2011, consisting of 6100 Columbia Park Road and Dulles Business Park.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.